ATHENE

Financial Supplement

Third Quarter 2018

September 30, 2018

Athene Holding Ltd.
Financial Supplement—September 30, 2018

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Adjusted Operating Income

Adjusted operating income is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our adjusted operating income equals net income adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefits (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Income Taxes (Expense) Benefit – Non-operating—The non-operating income tax expense is comprised of the appropriate jurisdiction’s tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income, we believe adjusted operating income, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income should not be used as a substitute for net income.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Note to the Financial Supplement

Adjusted ROE, Adjusted Operating ROE and Adjusted Net Income

Adjusted ROE, adjusted operating ROE and adjusted net income are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, in each case net of DAC, DSI, rider reserve and tax offsets. Adjusted ROE is calculated as adjusted net income, divided by average adjusted shareholders’ equity. Adjusted shareholders’ equity is calculated as the ending shareholders’ equity excluding AOCI and funds withheld and modco reinsurance unrealized gains and losses. Adjusted operating ROE is calculated as the adjusted operating income, divided by average adjusted shareholders’ equity. Adjusted net income is calculated as net income excluding funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current adjusted operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and funds withheld and modco reinsurance unrealized gains and losses are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted ROE, adjusted operating ROE and adjusted net income should not be used as a substitute for ROE and net income. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Adjusted Operating Earnings Per Share, Weighted Average Shares Outstanding – Adjusted Operating and Adjusted Book Value Per Share

Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represents an economic view of our share counts and provides a simplified and consistent view of our outstanding shares. Adjusted operating earnings per share is calculated as the adjusted operating income, over the weighted average shares outstanding – adjusted operating. Adjusted book value per share is calculated as the adjusted shareholders’ equity divided by the adjusted operating common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share should not be used as a substitute for basic earnings per share – Class A common shares, basic weighted average shares outstanding – Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Adjusted Debt to Capital Ratio

Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our financial condition excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt excluding consolidated VIEs divided by adjusted shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization, and debt capacity.

Retirement Services Net Investment Earned Rate, Cost of Crediting, Investment Margin on Deferred Annuities, Other Liability Costs and Operating Expenses

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Note to the Financial Supplement

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on indexed annuity strategies are divided by the average account value of our deferred annuities. Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.

Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business.We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Other liability costs include DAC, DSI and VOBA amortization, rider reserves, institutional costs, the cost of liabilities on products other than deferred annuities, premiums, product charges and other revenues. Along with our cost of crediting, other liability costs give a view of the total costs of our liabilities. We believe a measure like other liability costs is effective in analyzing the trends of our core business operations and profitability. While we believe other liability costs is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under GAAP.

Operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation expense, interest expense and policy acquisition expenses. We believe a measure like operating expenses is effective in analyzing the trends of our core business operations and profitability. While we believe operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Note to the Financial Supplement

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
		Deposits
$5,524	$4,071	Retail sales	$2,200	$2,038	$1,286	$1,282	$1,337
1,287	570	Flow reinsurance	610	473	204	305	190
425	3,000	Funding agreements	—	125	300	—	1,300
796	327	Pension risk transfer	476	54	266	1,926	—
8,032	7,968	Total organic deposits	3,286	2,690	2,056	3,513	2,827
19,104	—	Inorganic deposits	—	19,104	—	—	—
$27,136	$7,968	Total deposits	$3,286	$21,794	$2,056	$3,513	$2,827

		Consolidated results of operations
$1,172	$984	Net income	$640	$264	$268	$464	$274
908	777	Adjusted operating income	381	290	237	332	231

17.1%	16.9%	ROE	29.1%	12.3%	12.0%	20.8%	13.0%
21.8%	17.1%	Adjusted ROE	31.4%	17.5%	16.5%	24.9%	14.6%
14.5%	15.0%	Adjusted operating ROE	17.5%	14.2%	12.1%	17.7%	12.8%

		Retirement Services
$913	$786	Adjusted operating income	$389	$289	$235	$306	$244
19.6%	21.8%	Adjusted operating ROE	23.6%	19.8%	17.3%	23.3%	19.1%

		Earnings per share
$5.94	$5.05	Basic[1]	$3.24	$1.34	$1.36	$2.36	$1.40
$5.92	$5.00	Diluted – Class A2	$3.23	$1.33	$1.36	$2.35	$1.39
$4.63	$3.97	Adjusted operating earnings per share[3]	$1.95	$1.48	$1.21	$1.69	$1.18

		Book Value per share:
$45.97	$44.16	Book value per share	$45.97	$43.10	$44.09	$46.76	$44.16
$45.94	$37.27	Adjusted book value per share[3]	$45.94	$42.60	$40.66	$38.77	$37.27

		Balance sheet items:
$118,204	$96,061	Total assets	$118,204	$114,755	$93,557	$99,747	$96,061
101,384	81,183	Total investments, including related parties	101,384	98,669	80,261	84,367	81,183
100,620	78,804	Invested assets	100,620	98,609	78,723	82,298	78,804
109,135	87,392	Total liabilities	109,135	106,250	84,862	90,539	87,392
98,422	77,850	Reserve liabilities	98,422	96,140	75,746	81,183	77,850
9,069	8,669	Total shareholders’ equity	9,069	8,505	8,695	9,208	8,669
9,057	7,343	Adjusted shareholders’ equity	9,057	8,367	8,003	7,632	7,343
9.9%	—%	Debt to capital ratio	9.9%	12.1%	10.2%	—%	—%
9.9%	—%	Adjusted debt to capital ratio	9.9%	12.3%	11.0%	—%	—%

		Share data:
197.2	194.9	Weighted average shares outstanding – basic[1]	197.3	197.3	197.1	196.7	196.3
159.8	104.8	Weighted average shares outstanding – diluted – Class A common shares[2]	165.1	164.8	149.0	126.4	119.9
196.0	195.8	Weighted average shares outstanding – adjusted operating[3]	196.1	195.1	196.0	196.1	196.0
197.3	196.3	Common shares outstanding[4]	197.3	197.3	197.2	196.9	196.3
197.2	197.0	Adjusted operating common shares outstanding[3]	197.2	196.4	196.8	196.9	197.0
* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income, adjusted ROE, adjusted operating ROE, adjusted book value and adjusted debt to capital ratio.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Capitalization and Equity
Unaudited (In millions, except percentages)

	2018			2017
	Q3	Q2	Q1	Q4	Q3
Capitalization
Total debt	$991	$1,174	$992	$—	$—
Total shareholders’ equity	9,069	8,505	8,695	9,208	8,669
Total capitalization	10,060	9,679	9,687	9,208	8,669
Less: AOCI	43	126	585	1,415	1,162
Less: Accumulated reinsurance unrealized gains and losses	(31)	12	107	161	164
Total adjusted capitalization	$10,048	$9,541	$8,995	$7,632	$7,343

Total shareholders’ equity	$9,069	$8,505	$8,695	$9,208	$8,669
Less: AOCI	43	126	585	1,415	1,162
Less: Accumulated reinsurance unrealized gains and losses	(31)	12	107	161	164
Total adjusted shareholders’ equity	$9,057	$8,367	$8,003	$7,632	$7,343

Retirement Services	$7,105	$6,114	$5,552	$5,304	$5,207
Corporate and Other	1,952	2,253	2,451	2,328	2,136
Total adjusted shareholders’ equity	$9,057	$8,367	$8,003	$7,632	$7,343

Debt to capital ratio	9.9%	12.1%	10.2%	—%	—%
AOCI	0.0%	0.2%	0.7%	—%	—%
Accumulated reinsurance unrealized gains and losses	0.0%	0.0%	0.1%	—%	—%
Adjusted debt to capital ratio[1]	9.9%	12.3%	11.0%	—%	—%

1 Total debt in Q2 2018 includes a short-term borrowing of $183 million that was repaid in Q3 2018.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	September 30, 2018	December 31, 2017
Assets
Investments
Fixed maturity securities, at fair value
Available-for-sale securities	$59,882	$61,012
Trading securities	1,977	2,196
Equity securities, at fair value	292	790
Mortgage loans, net of allowances	8,982	6,233
Investment funds	692	699
Policy loans	512	530
Funds withheld at interest	7,841	7,085
Derivative assets	2,515	2,551
Real estate	—	624
Short-term investments, at fair value	234	201
Other investments	114	133
Total investments	83,041	82,054
Cash and cash equivalents	3,723	4,888
Restricted cash	218	105
Investments in related parties
Fixed maturity securities, at fair value
Available-for-sale securities	1,243	406
Trading securities	259	307
Mortgage loans	389	—
Investment funds	2,093	1,310
Funds withheld at interest	13,963	—
Short-term investments, at fair value	10	52
Other investments	386	238
Accrued investment income	686	652
Reinsurance recoverable	5,201	4,972
Deferred acquisition costs, deferred sales inducements and value of business acquired	4,972	2,930
Other assets	1,187	969
Assets of consolidated variable interest entities
Investments
Fixed maturity securities, trading, at fair value – related party	48	48
Equity securities, at fair value – related party	176	240
Investment funds	605	571
Cash and cash equivalents	2	4
Other assets	2	1
Total assets	$118,204	$99,747
		(Continued)

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	September 30, 2018	December 31, 2017
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$88,903	$67,708
Future policy benefits	14,771	17,507
Other policy claims and benefits	140	211
Dividends payable to policyholders	120	1,025
Long-term debt	991	—
Derivative liabilities	124	134
Payables for collateral on derivatives	2,315	2,323
Funds withheld liability	389	407
Other liabilities	1,380	1,222
Liabilities of consolidated variable interest entities	2	2
Total liabilities	109,135	90,539
Equity
Common Stock	—	—
Additional paid-in-capital	3,499	3,472
Retained earnings	5,527	4,321
Accumulated other comprehensive income	43	1,415
Total shareholders’ equity	9,069	9,208
Total liabilities and equity	$118,204	$99,747
		(Concluded)

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Condensed Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
		Revenue:
$1,535	$503	Premiums	$531	$726	$278	$1,962	$72
321	252	Product charges	119	106	96	88	86
2,883	2,427	Net investment income	1,070	958	855	842	820
585	1,615	Investment related gains (losses)	823	(2)	(236)	957	473
		Other-than-temporary impairment investment losses
(10)	(23)	Other-than-temporary impairment losses	(7)	—	(3)	(6)	(11)
4	(2)	Other-than-temporary impairment losses reclassified to (from) other comprehensive income	4	—	—	(2)	(2)
(6)	(25)	Net other-than-temporary impairment losses	(3)	—	(3)	(8)	(13)
22	24	Other revenues	10	6	6	13	8
		Revenues related to consolidated variable interest entities
39	30	Net investment income	15	14	10	12	10
17	29	Investment related gains (losses)	23	(11)	5	6	17
5,396	4,855	Total revenues	2,588	1,797	1,011	3,872	1,473
		Benefits and expenses:
1,092	1,866	Interest sensitive contract benefits	741	332	19	960	621
66	42	Amortization of deferred sales inducements	23	23	20	21	13
2,178	1,051	Future policy and other policy benefits	920	857	401	2,112	259
211	251	Amortization of deferred acquisition costs and value of business acquired	30	92	89	99	80
32	129	Dividends to policyholders	10	9	13	(11)	48
453	479	Policy and other operating expenses	158	153	142	193	158
1	—	Operating expenses of consolidated variable interest entities	—	1	—	—	—
4,033	3,818	Total benefits and expenses	1,882	1,467	684	3,374	1,179
1,363	1,037	Income before income taxes	706	330	327	498	294
191	53	Income tax expense	66	66	59	34	20
$1,172	$984	Net income	$640	$264	$268	$464	$274

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$1,172	$984	Net income	$640	$264	$268	$464	$274
		Non-operating adjustments
33	64	Realized gains (losses) on sale of AFS securities	5	11	17	73	29
27	(15)	Unrealized, impairments and other investment gains (losses)	11	10	6	8	(3)
(300)	153	Assumed modco and funds withheld reinsurance embedded derivatives	(93)	(129)	(78)	(1)	20
85	(62)	Offsets to investment gains (losses)	29	34	22	(21)	(21)
(155)	140	Investment gains (losses), net of offsets	(48)	(74)	(33)	59	25
550	155	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	380	75	95	111	46
(18)	(34)	Integration, restructuring and other non-operating expenses	(2)	(8)	(8)	(34)	(14)
(8)	(30)	Stock compensation expense	(3)	(2)	(3)	(3)	(7)
(105)	(24)	Income tax (expense) benefit – non-operating	(68)	(17)	(20)	(1)	(7)
264	207	Less: Total non-operating adjustments	259	(26)	31	132	43
$908	$777	Adjusted operating income	$381	$290	$237	$332	$231

		Adjusted operating income by segment
$913	$786	Retirement Services	$389	$289	$235	$306	$244
(5)	(9)	Corporate and Other	(8)	1	2	26	(13)
$908	$777	Adjusted operating income	$381	$290	$237	$332	$231

$5.94	$5.05	Basic earnings per share – Class A common shares	$3.24	$1.34	$1.36	$2.36	$1.40
		Non-operating adjustments
0.17	0.32	Realized gains (losses) on sale of AFS securities	0.02	0.05	0.09	0.37	0.15
0.13	(0.08)	Unrealized, impairments and other investment gains (losses)	0.05	0.05	0.03	0.04	(0.02)
(1.53)	0.78	Assumed modco and funds withheld reinsurance embedded derivatives	(0.48)	(0.66)	(0.40)	—	0.10
0.43	(0.31)	Offsets to investment gains (losses)	0.14	0.18	0.11	(0.11)	(0.10)
(0.80)	0.71	Investment gains (losses), net of offsets	(0.27)	(0.38)	(0.17)	0.30	0.13
2.81	0.79	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	1.93	0.39	0.49	0.57	0.23
(0.10)	(0.17)	Integration, restructuring and other non-operating expenses	(0.02)	(0.05)	(0.04)	(0.18)	(0.07)
(0.04)	(0.15)	Stock compensation expense	(0.01)	(0.02)	(0.01)	(0.02)	(0.04)
(0.53)	(0.12)	Income tax (expense) benefit – non-operating	(0.35)	(0.09)	(0.10)	(0.01)	(0.03)
1.34	1.06	Less: Total non-operating adjustments	1.28	(0.15)	0.17	0.66	0.22
(0.03)	0.02	Effect of items convertible to or settled in Class A common shares	0.01	0.01	(0.02)	0.01	—
$4.63	$3.97	Adjusted operating earnings per share	$1.95	$1.48	$1.21	$1.69	$1.18

* Please refer to Note to the Financial Supplement section for discussion on adjusted operating income.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of adjusted operating income

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$2,755	$2,301	Fixed income and other investment income	$1,036	$921	$798	$810	$782
273	261	Alternative investment income	90	88	95	51	81
3,028	2,562	Net investment earnings	1,126	1,009	893	861	863
(988)	(795)	Cost of crediting on deferred annuities	(395)	(318)	(275)	(271)	(268)
(788)	(725)	Other liability costs[1]	(261)	(268)	(259)	(136)	(273)
(37)	(5)	Interest expense	(13)	(14)	(10)	(2)	(1)
(221)	(231)	Operating expenses	(78)	(70)	(73)	(87)	(77)
994	806	Pre-tax adjusted operating income	379	339	276	365	244
(86)	(29)	Income tax (expense) benefit – operating	2	(49)	(39)	(33)	(13)
$908	$777	Adjusted operating income	$381	$290	$237	$332	$231

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income.
1 Other liability costs include DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of adjusted operating income

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$2,693	$2,196	Fixed income and other investment income	$1,021	$897	$775	$772	$745
264	216	Alternative investment income	87	86	91	57	66
2,957	2,412	Net investment earnings	1,108	983	866	829	811
(988)	(795)	Cost of crediting on deferred annuities	(395)	(318)	(275)	(271)	(268)
(788)	(632)	Other liability costs	(261)	(268)	(259)	(172)	(228)
(5)	(3)	Interest expense	(2)	(3)	—	—	(1)
(177)	(157)	Operating expenses	(63)	(56)	(58)	(55)	(51)
999	825	Pre-tax adjusted operating income	387	338	274	331	263
(86)	(39)	Income tax (expense) benefit – operating	2	(49)	(39)	(25)	(19)
$913	$786	Adjusted operating income	$389	$289	$235	$306	$244

Corporate and Other summary of adjusted operating income

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$62	$105	Fixed income and other investment income	$15	$24	$23	$38	$37
9	45	Alternative investment income	3	2	4	(6)	15
71	150	Net investment earnings	18	26	27	32	52
—	(93)	Other liability costs	—	—	—	36	(45)
(32)	(2)	Interest expense	(11)	(11)	(10)	(2)	—
(44)	(74)	Operating expenses	(15)	(14)	(15)	(32)	(26)
(5)	(19)	Pre-tax adjusted operating income	(8)	1	2	34	(19)
—	10	Income tax (expense) benefit - operating	—	—	—	(8)	6
$(5)	$(9)	Adjusted operating income	$(8)	$1	$2	$26	$(13)

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Other Liability Costs
Unaudited (In millions)

Retirement Services summary of other liability costs

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$425	$237	Change in rider reserve	$235	$81	$109	$28	$87
143	186	DAC, DSI, and VOBA amortization	(49)	102	90	63	62
155	50	Institutional costs[1]	58	50	47	40	26
65	159	Other[2]	17	35	13	41	53
$788	$632	Other liability costs	$261	$268	$259	$172	$228

1 Institutional costs include both funding agreement and PRT benefits and obligations.
2 Other primarily includes payout annuities, policy maintenance costs, reinsurance expense allowances, excise taxes, and non-deferred acquisition costs, net of product charges.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Net Investment Earned Rate and Investment Margin on Deferred Annuities
Unaudited (In millions, except percentages)

Consolidated summary of net investment earned rate (a non-GAAP measure)

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
4.38%	4.29%	Fixed income and other investments	4.33%	4.49%	4.32%	4.22%	4.23%
9.57%	9.92%	Alternative investments	9.13%	9.37%	10.38%	5.46%	9.07%
4.61%	4.55%	Total net investment earned rate	4.52%	4.71%	4.60%	4.28%	4.45%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate.
* The investment results above are presented net of investment management fees.

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
4.63%	4.75%	Net investment earned rate	4.55%	4.74%	4.63%	4.57%	4.64%
1.93%	1.89%	Cost of crediting on deferred annuities	1.98%	1.92%	1.87%	1.87%	1.88%
2.70%	2.86%	Investment margin on deferred annuities	2.57%	2.82%	2.76%	2.70%	2.76%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities.

Retirement Services summary of net investment earned rate

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
4.38%	4.50%	Fixed income and other investments	4.33%	4.49%	4.32%	4.43%	4.44%
11.30%	10.86%	Alternative investments	10.65%	11.28%	12.34%	7.92%	9.79%
4.63%	4.75%	Total net investment earned rate	4.55%	4.74%	4.63%	4.57%	4.64%

$2,693	$2,196	Fixed income and other investment income	$1,021	$897	$775	$772	$745
264	216	Alternatives investment income	87	86	91	57	66
$2,957	$2,412	Total net investment earnings	$1,108	$983	$866	$829	$811

		Average invested assets
$82,056	$65,086	Fixed income and other investments	$94,239	$79,847	$71,778	$69,690	$67,190
3,113	2,636	Alternative investments	3,273	3,032	2,957	2,897	2,678
$85,169	$67,722	Total average invested assets	$97,512	$82,879	$74,735	$72,587	$69,868

* The investment results above are presented net of investment management fees.

Retirement Services summary of cost of crediting on deferred annuities

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$576	$421	FIA option costs	$235	$186	$155	$149	$144
412	374	Fixed interest credited to policyholders	160	132	120	122	124
$988	$795	Cost of crediting on deferred annuities	$395	$318	$275	$271	$268
1.93%	1.89%	Cost of crediting on deferred annuities rate	1.98%	1.92%	1.87%	1.87%	1.88%

$68,421	$56,102	Average account value on deferred annuities	$79,673	$66,241	$58,993	$58,033	$57,050

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$58,539	$54,880	Account value at beginning of period	$78,848	$59,447	$58,539	$57,526	$56,574
6,828	4,740	Deposits[1]	2,783	2,529	1,516	1,613	1,546
17,721	—	Acquisition and block reinsurance[2]	—	17,721	—	—	—
197	120	Premium and interest bonuses	77	73	47	39	40
2,085	1,411	Fixed and index credits to policyholders	754	672	659	544	486
(4,616)	(3,428)	Surrenders and benefits paid	(1,867)	(1,511)	(1,238)	(1,110)	(1,051)
(255)	(197)	Fee and product charges	(96)	(83)	(76)	(73)	(69)
$80,499	$57,526	Account value at end of period	$80,499	$78,848	$59,447	$58,539	$57,526

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.
2 Acquisition and block reinsurance includes the Voya block reinsurance account value in Q2 2018.

Deferred annuity rider reserve summary

	September 30, 2018	December 31, 2017
Rider reserve	$3,036	$2,442
Account value with rider reserves	36,017	29,727
Rider reserve as a percentage of account value with rider reserves	8.4%	8.2%

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.0	4.9	7%	$63,788	79.2%
Single-year fixed rate guaranteed annuities	7.3	1.0	2%	10,073	12.5%
Multi-year fixed rate guaranteed annuities	5.9	3.1	7%	6,638	8.3%
Total				$80,499	100.0%

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$15,469	19.2%	$15,469	19.2%
0.0% < 2.0%	536	0.7%	713	0.9%
2.0% < 4.0%	2,130	2.6%	2,884	3.6%
4.0% < 6.0%	8,502	10.6%	8,665	10.8%
6.0% < 8.0%	14,984	18.6%	8,918	11.1%
8.0% < 10.0%	17,454	21.7%	13,308	16.5%
10.0% or greater	21,424	26.6%	30,542	37.9%
	$80,499	100.0%	$80,499	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		6.7%	1.5%	8.2%

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$15,469	19.2%	—%
Less than 2	13,110	16.3%	4.7%
2 to less than 4	16,571	20.6%	7.3%
4 to less than 6	12,660	15.7%	8.5%
6 to less than 8	8,755	10.9%	9.9%
8 to less than 10	10,034	12.5%	10.9%
10 to less than 12	2,508	3.1%	14.1%
12 or greater	1,392	1.7%	14.6%
	$80,499	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$16,659	$63,788	26%
Fixed rate annuities	8,399	16,711	50%
Total deferred annuities	$25,058	$80,499	31%

			September 30, 2018
Distance to guarantees[1]			95 – 105

1 The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflects an estimate of option cost in the market.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	September 30, 2018		December 31, 2017
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$66,377	67.4%	$48,431	59.6%
Fixed rate annuities	16,983	17.3%	13,412	16.5%
Total deferred annuities	83,360	84.7%	61,843	76.1%
Payout annuities	6,066	6.1%	5,216	6.4%
Pension risk transfer annuities	2,966	3.0%	2,252	2.8%
Funding agreements	3,896	4.0%	3,786	4.7%
Life and other (excluding German products)	2,134	2.2%	2,281	2.8%
Retirement Services reserve liabilities	98,422	100.0%	75,378	92.8%
Germany products[1]	—	—%	5,979	7.4%
Intersegment eliminations	—	—%	(174)	(0.2)%
Total reserve liabilities	$98,422	100.0%	$81,183	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.
1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Reserve liability rollforward

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$75,378	$65,745	Retirement Services reserve liabilities – beginning	$96,140	$75,746	$75,378	$72,100	$69,719
8,336	8,276	Deposits[1]	3,412	2,789	2,135	3,592	2,910
19,104	—	Acquisition and block reinsurance[2]	—	19,104	—	—	—
(5,734)	(4,389)	Withdrawals	(2,167)	(1,812)	(1,755)	(1,361)	(1,311)
1,338	2,468	Other reserve changes	1,037	313	(12)	1,047	782
98,422	72,100	Retirement Services reserve liabilities – ending	98,422	96,140	75,746	75,378	72,100
—	5,921	Germany reserve liabilities[3]	—	—	—	5,979	5,921
—	(171)	Intersegment eliminations	—	—	—	(174)	(171)
$98,422	$77,850	Consolidated reserve liabilities – ending	$98,422	$96,140	$75,746	$81,183	$77,850

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.
2 Acquisition and block reinsurance includes total reserves at inception. Q2 2018 includes the Voya block reinsurance.
3 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	September 30, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities, at fair value
Available-for-sale securities
U.S. government and agencies	$142	0.1%	$62	0.1%
U.S. state, municipal and political subdivisions	1,237	1.2%	1,165	1.4%
Foreign governments	180	0.2%	2,683	3.2%
Corporate	37,319	36.8%	36,660	43.4%
CLO	5,302	5.3%	5,084	6.0%
ABS	4,855	4.8%	3,971	4.7%
CMBS	2,324	2.3%	2,021	2.4%
RMBS	8,523	8.4%	9,366	11.1%
Trading securities	1,977	2.0%	2,196	2.6%
Equity securities, at fair value	292	0.3%	790	0.9%
Mortgage loans, net of allowances	8,982	8.9%	6,233	7.4%
Investment funds	692	0.7%	699	0.8%
Policy loans	512	0.5%	530	0.6%
Funds withheld at interest	7,841	7.7%	7,085	8.4%
Derivative assets	2,515	2.5%	2,551	3.0%
Real estate	—	—%	624	0.7%
Short-term investments, at fair value	234	0.2%	201	0.2%
Other investments	114	0.1%	133	0.2%
Total investments	83,041	82.0%	82,054	97.1%
Investment in related parties
Fixed maturity securities, at fair value:
Available-for-sale securities	1,243	1.2%	406	0.5%
Trading securities	259	0.3%	307	0.4%
Mortgage loans	389	0.3%	—	—%
Investment funds	2,093	2.1%	1,310	1.6%
Funds withheld at interest	13,963	13.7%	—	—%
Short term investments, at fair value	10	0.0%	52	0.1%
Other investments	386	0.4%	238	0.3%
Total related party investments	18,343	18.0%	2,313	2.9%
Total investments, including related parties	$101,384	100.0%	$84,367	100.0%

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	September 30, 2018			December 31, 2017
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate
Industrial other[1]	$11,947	$11,773	19.3%	$11,550	$12,026	19.6%
Financial	12,167	12,030	19.7%	11,299	11,824	19.3%
Utilities	9,099	8,967	14.7%	7,991	8,296	13.5%
Communication	2,376	2,351	3.8%	2,509	2,607	4.2%
Transportation	2,230	2,198	3.6%	1,824	1,907	3.1%
Total corporate	37,819	37,319	61.1%	35,173	36,660	59.7%
Other government-related securities
U.S. state, municipal and political subdivisions	1,142	1,237	2.0%	996	1,165	1.9%
Foreign governments	180	180	0.3%	2,575	2,683	4.4%
U.S. government and agencies	143	142	0.2%	63	62	0.1%
Total non-structured securities	39,284	38,878	63.6%	38,807	40,570	66.1%
Structured securities
CLO	5,937	5,911	9.7%	5,392	5,444	8.9%
ABS	5,507	5,489	9.0%	3,991	4,017	6.5%
CMBS	2,343	2,324	3.8%	1,994	2,021	3.3%
RMBS
Agency	102	100	0.1%	86	87	0.1%
Non-agency	7,821	8,423	13.8%	8,635	9,279	15.1%
Total structured securities	21,710	22,247	36.4%	20,098	20,848	33.9%
Total AFS fixed maturity securities, including related parties	$60,994	$61,125	100.0%	$58,905	$61,418	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial and technology.

Credit quality of fixed maturity securities

	September 30, 2018		December 31, 2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$31,245	51.1%	$32,447	52.8%
2	26,206	42.9%	25,082	40.9%
Total investment grade	57,451	94.0%	57,529	93.7%
3	2,822	4.6%	3,040	5.0%
4	648	1.1%	765	1.2%
5	194	0.3%	66	0.1%
6	10	0.0%	18	0.0%
Total below investment grade	3,674	6.0%	3,889	6.3%
Total fixed maturity securities, including related parties	$61,125	100.0%	$61,418	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	September 30, 2018		December 31, 2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$21,212	34.7%	$21,448	34.9%
BBB	23,860	39.0%	23,572	38.4%
Non-rated[1]	7,035	11.5%	6,592	10.7%
Total investment grade[2]	52,107	85.2%	51,612	84.0%
BB	2,835	4.7%	3,091	5.0%
B	1,036	1.7%	1,198	2.0%
CCC	2,951	4.8%	2,696	4.4%
CC and lower	1,435	2.4%	2,302	3.8%
Non-rated[1]	761	1.2%	519	0.8%
Total below investment grade	9,018	14.8%	9,806	16.0%
Total fixed maturity securities, including related parties	$61,125	100.0%	$61,418	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation.
2 We view the NAIC designation methodology as the most appropriate way to view our fixed maturity portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments.

Credit quality of residential mortgage backed securities

	September 30, 2018				December 31, 2017
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$8,565	$7,260	$7,837	92.0%	$9,543	$8,089	$8,714	93.0%
2	370	346	358	4.2%	386	348	360	3.8%
Total investment grade	8,935	7,606	8,195	96.2%	9,929	8,437	9,074	96.8%
3	223	206	211	2.5%	238	209	213	2.3%
4	127	109	114	1.3%	83	70	73	0.8%
5	1	1	1	0.0%	5	5	6	0.1%
6	2	1	2	0.0%	1	—	—	—%
Total below investment grade	353	317	328	3.8%	327	284	292	3.2%
Total	$9,288	$7,923	$8,523	100.0%	$10,256	$8,721	$9,366	100.0%

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	September 30, 2018		December 31, 2017
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$2,168	23.1%	$1,187	19.0%
Retail	1,693	18.1%	1,223	19.6%
Hotels	893	9.5%	928	14.9%
Industrial	833	8.9%	944	15.2%
Apartment	684	7.3%	525	8.4%
Other commercial [1]	399	4.3%	440	7.1%
Total commercial mortgage loans	6,670	71.2%	5,247	84.2%
Residential loans	2,701	28.8%	986	15.8%
Total mortgage loans, net of allowances	$9,371	100.0%	$6,233	100.0%

US Region
East North Central	$893	9.5%	$643	10.3%
East South Central	157	1.7%	144	2.3%
Middle Atlantic	1,034	11.0%	909	14.6%
Mountain	636	6.8%	492	7.9%
New England	329	3.5%	162	2.6%
Pacific	1,558	16.6%	991	15.9%
South Atlantic	1,224	13.1%	873	14.0%
West North Central	185	2.0%	233	3.8%
West South Central	654	7.0%	655	10.5%
Total US Region	6,670	71.2%	5,102	81.9%
International Region	—	—%	145	2.3%
Total commercial mortgage loans	6,670	71.2%	5,247	84.2%
Residential loans	2,701	28.8%	986	15.8%
Total mortgage loans, net of allowances	$9,371	100.0%	$6,233	100.0%

1 Other commercial loans include investments in nursing homes, other healthcare institutions, parking garages, storage facilities and other commercial properties.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party1

	September 30, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$254	7.5%	$271	10.5%
Real estate and other real assets	205	6.0%	161	6.2%
Natural resources	4	0.1%	4	0.2%
Hedge funds	50	1.5%	61	2.4%
Credit funds	179	5.3%	202	7.8%
Total investment funds	692	20.4%	699	27.1%
Investment funds – related parties
Private equity – A-A Mortgage	449	13.3%	403	15.6%
Private equity – other	680	20.1%	180	7.0%
Real estate and other real assets	499	14.7%	297	11.5%
Natural resources	95	2.8%	74	2.9%
Hedge funds	98	2.9%	93	3.6%
Credit funds	272	8.0%	263	10.2%
Total investment funds – related parties	2,093	61.8%	1,310	50.8%
Total investment funds – assets of consolidated VIEs
Private equity – MidCap	549	16.2%	528	20.4%
Credit funds	1	0.0%	21	0.8%
Real estate and other real assets	55	1.6%	22	0.9%
Total investment funds – assets of consolidated VIEs	605	17.8%	571	22.1%
Total investment funds, including related parties and funds owned by consolidated VIEs	$3,390	100.0%	$2,580	100.0%

1 Investment funds, including related parties and investment funds of consolidated VIE’s, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Funds withheld at interest including related party

	September 30, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. government and agencies	$75	0.3%	$—	—%
U.S. state, municipal and political subdivisions	493	2.3%	117	1.6%
Foreign governments	111	0.5%	—	—%
Corporate	11,396	52.3%	2,095	29.6%
CLO	987	4.5%	669	9.4%
ABS	1,383	6.3%	886	12.5%
CMBS	855	3.9%	290	4.1%
RMBS	1,807	8.3%	1,551	21.9%
Equity securities	51	0.2%	28	0.4%
Mortgage loans	3,588	16.5%	792	11.2%
Investment funds	505	2.3%	376	5.3%
Derivative assets	302	1.4%	78	1.1%
Short-term investments	275	1.3%	16	0.2%
Cash and cash equivalents	196	0.9%	132	1.9%
Other assets and liabilities	(220)	(1.0)%	55	0.8%
Total funds withheld at interest, including related party	$21,804	100.0%	$7,085	100.0%

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	September 30, 2018		December 31, 2017
	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value[2]	Total Invested Asset Value[1]	Percent of Total
Corporate	$50,272	50.0%	$37,059	$1,536	$38,595	46.9%
CLO	6,873	6.8%	5,914	—	5,914	7.2%
Credit	57,145	56.8%	42,973	1,536	44,509	54.1%
RMBS	9,996	9.9%	10,532	—	10,532	12.8%
Mortgage loans	12,994	12.9%	6,858	165	7,023	8.5%
CMBS	3,251	3.2%	2,322	—	2,322	2.8%
Real estate held for investment	—	—%	—	625	625	0.8%
Real estate	26,241	26.0%	19,712	790	20,502	24.9%
ABS	7,206	7.2%	4,824	—	4,824	5.9%
Alternative investments	4,023	4.0%	3,692	137	3,829	4.6%
State, municipal, political subdivisions and foreign government	2,004	2.0%	1,347	2,411	3,758	4.5%
Unit-linked assets	—	—%	—	407	407	0.5%
Equity securities	353	0.4%	192	128	320	0.4%
Short-term investments	464	0.5%	228	—	228	0.3%
U.S. government and agencies	220	0.2%	29	35	64	0.1%
Other investments	14,270	14.3%	10,312	3,118	13,430	16.3%
Cash and equivalents	1,823	1.8%	2,504	296	2,800	3.4%
Policy loans and other	1,141	1.1%	761	296	1,057	1.3%
Total invested assets	$100,620	100.0%	$76,262	$6,036	$82,298	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.
2 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Alternative investments summary

	September 30, 2018		December 31, 2017
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Credit funds	$651	16.2%	$784	20.4%
Private equity – MidCap	549	13.6%	528	13.8%
Private equity – A-A Mortgage (AmeriHome)	551	13.7%	496	12.9%
Private equity – other	785	19.5%	554	14.5%
Mortgage and real assets	949	23.6%	643	16.8%
Hedge funds	176	4.4%	467	12.2%
Public equities	119	3.0%	171	4.5%
Natural resources and other real assets	243	6.0%	186	4.9%
Alternative investments[1]	$4,023	100.0%	$3,829	100.0%

1 Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
3.93%	3.94%	Corporate securities	3.88%	3.97%	3.90%	3.97%	3.91%
		Structured securities
5.78%	5.63%	RMBS	6.04%	5.87%	5.42%	5.22%	5.45%
5.03%	5.10%	CLO	4.95%	5.09%	5.09%	4.93%	5.25%
4.58%	4.25%	ABS	4.59%	4.95%	4.03%	5.54%	4.33%
4.33%	4.10%	CMBS	4.24%	4.64%	4.16%	4.12%	4.18%
5.15%	5.10%	Total structured securities	5.19%	5.33%	4.91%	5.11%	5.06%
4.40%	6.23%	State, municipal, political subdivisions and U.S. and foreign government	4.02%	4.63%	4.72%	4.59%	4.54%
5.24%	5.88%	Mortgage loans	4.97%	5.63%	5.57%	5.89%	5.92%
9.57%	10.03%	Alternative investments	9.13%	9.37%	10.38%	6.04%	8.92%
2.31%	1.60%	Other U.S. and Bermuda invested assets	2.55%	2.27%	2.14%	1.55%	1.65%
4.61%	4.76%	U.S. and Bermuda	4.52%	4.71%	4.60%	4.52%	4.65%
—%	1.84%	Germany[1]	—%	—%	—%	1.32%	2.04%
4.61%	4.55%	Consolidated total	4.52%	4.71%	4.60%	4.28%	4.45%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Invested assets NAIC 1 & 2 designation by asset class

	September 30, 2018	December 31, 2017
Corporate securities	94.9%	93.1%
Structured securities
RMBS	96.1%	96.7%
CLO	88.8%	85.8%
ABS	92.9%	93.9%
CMBS	92.8%	96.0%
Total structured securities	93.0%	93.3%
State, municipal, political subdivisions and U.S. and foreign government	85.7%	95.5%
Germany fixed maturity securities[1]	—%	95.0%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd. As of December 31, 2017, NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Annuity & Life Assurance Company	A	A	A-
Athene Annuity and Life Company	A	A	A-
Athene Annuity & Life Assurance Company of New York	A	A	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A	A-

Credit ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Holding Ltd.	bbb	BBB+	BBB
Senior notes	bbb	BBB+	BBB-

Capital Metrics

	December 31,
	2017	2016
U.S. RBC ratio – Athene Annuity & Life Assurance Company	490%	478%
BSCR – Athene Life Re Ltd.	354%	228%
Athene Life Re Ltd. RBC ratio[1]	562%	529%

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to basic weighted average shares outstanding – Class A common shares to arrive at weighted average shares outstanding – adjusted operating

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
159.3	101.5	Basic weighted average shares outstanding – Class A	164.5	164.5	148.7	126.0	119.5
30.6	87.7	Conversion of Class B shares to Class A shares	25.5	25.5	41.1	63.5	69.9
5.6	6.2	Conversion of Class M shares to Class A shares	5.6	4.7	5.8	6.1	6.1
0.5	0.4	Effect of other stock compensation plans	0.5	0.4	0.4	0.5	0.5
196.0	195.8	Weighted average shares outstanding – adjusted operating	196.1	195.1	196.0	196.1	196.0

Summary of adjustments to Class A common shares outstanding to arrive at adjusted operating common shares outstanding

	2018			2017
	Q3	Q2	Q1	Q4	Q3
Class A common shares outstanding	164.6	164.5	164.5	142.2	119.9
Conversion of Class B shares to Class A shares	25.5	25.5	25.5	47.4	69.5
Conversion of Class M shares to Class A shares	6.0	5.4	5.8	6.4	6.7
Effect of other stock compensation plans	1.1	1.0	1.0	0.9	0.9
Adjusted operating common shares outstanding	197.2	196.4	196.8	196.9	197.0

Summary of adjustments to book value per share to arrive at adjusted book value per share

	2018			2017
	Q3	Q2	Q1	Q4	Q3
Book value per share	$45.97	$43.10	$44.09	$46.76	$44.16
AOCI	(0.22)	(0.64)	(2.97)	(7.19)	(5.92)
Accumulated reinsurance unrealized gains and losses	0.16	(0.06)	(0.54)	(0.82)	(0.83)
Effect of items convertible to or settled in Class A common shares	0.03	0.20	0.08	0.02	(0.14)
Adjusted book value per share	$45.94	$42.60	$40.66	$38.77	$37.27

The reconciliation of net income to adjusted net income included in adjusted ROE

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$1,172	$984	Net income	$640	$264	$268	$464	$274
192	(100)	Reinsurance unrealized gains and losses	43	95	54	2	(12)
$1,364	$884	Adjusted net income	$683	$359	$322	$466	$262

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$2,883	$2,427	GAAP net investment income	$1,070	$958	$855	$842	$820
169	137	Reinsurance embedded derivative impacts	52	72	45	54	40
55	59	Net VIE earnings	39	1	15	18	27
(14)	(11)	Alternative income gain (loss)	(14)	(1)	1	(9)	(4)
(65)	(50)	Held for trading amortization	(21)	(21)	(23)	(44)	(20)
145	135	Total adjustments to arrive at net investment earnings	56	51	38	19	43
$3,028	$2,562	Total net investment earnings	$1,126	$1,009	$893	$861	$863

$2,957	$2,412	Retirement Services	$1,108	$983	$866	$829	$811
71	150	Corporate and Other	18	26	27	32	52
$3,028	$2,562	Total net investment earnings	$1,126	$1,009	$893	$861	$863

4.39%	4.31%	GAAP net investment income rate	4.30%	4.47%	4.41%	4.18%	4.23%
0.26%	0.25%	Reinsurance embedded derivative impacts	0.20%	0.34%	0.22%	0.27%	0.20%
0.08%	0.10%	Net VIE earnings	0.16%	—%	0.08%	0.09%	0.14%
(0.02)%	(0.02)%	Alternative income gain (loss)	(0.06)%	—%	0.01%	(0.04)%	(0.02)%
(0.10)%	(0.09)%	Held for trading amortization	(0.08)%	(0.10)%	(0.12)%	(0.22)%	(0.10)%
0.22%	0.24%	Total adjustments to arrive at net investment earned rate	0.22%	0.24%	0.19%	0.10%	0.22%
4.61%	4.55%	Consolidated net investment earned rate	4.52%	4.71%	4.60%	4.28%	4.45%

4.63%	4.75%	Retirement Services	4.55%	4.74%	4.63%	4.57%	4.64%
3.86%	2.71%	Corporate and Other	3.51%	3.71%	3.76%	1.61%	2.72%
4.61%	4.55%	Consolidated net investment earned rate	4.52%	4.71%	4.60%	4.28%	4.45%

$85,169	$67,722	Retirement Services average invested assets	$97,512	$82,879	$74,735	$72,587	$69,868
2,473	7,398	Corporate and Other average invested assets	2,103	2,848	2,844	7,964	7,673
$87,642	$75,120	Average invested assets	$99,615	$85,727	$77,579	$80,551	$77,541

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$1,092	$1,866	GAAP interest sensitive contract benefits	$741	$332	$19	$960	$621
(125)	(109)	Interest credited other than deferred annuities	(44)	(41)	(40)	(37)	(41)
611	448	FIA option costs	231	206	174	159	154
(70)	(53)	Product charges (strategy fees)	(25)	(23)	(22)	(20)	(19)
35	27	Reinsurance embedded derivative impacts	29	3	3	10	9
(580)	(1,397)	Change in fair values of embedded derivatives – FIAs	(545)	(168)	133	(799)	(464)
22	30	Negative VOBA amortization	5	7	10	10	8
—	(17)	Unit linked change in reserve	—	—	—	(12)	—
3	—	Other changes in interest sensitive contract liabilities	3	2	(2)	—	—
(104)	(1,071)	Total adjustments to arrive at cost of crediting on deferred annuities	(346)	(14)	256	(689)	(353)
$988	$795	Retirement Services cost of crediting on deferred annuities	$395	$318	$275	$271	$268

2.13%	4.43%	GAAP interest sensitive contract benefits	3.72%	2.00%	0.13%	6.62%	4.35%
(0.24)%	(0.26)%	Interest credited other than deferred annuities	(0.22)%	(0.25)%	(0.27)%	(0.26)%	(0.29)%
1.19%	1.08%	FIA option costs	1.16%	1.25%	1.18%	1.10%	1.08%
(0.14)%	(0.13)%	Product charges (strategy fees)	(0.13)%	(0.14)%	(0.15)%	(0.14)%	(0.13)%
0.07%	0.06%	Reinsurance embedded derivative impacts	0.14%	0.02%	0.02%	0.07%	0.06%
(1.13)%	(3.32)%	Change in fair values of embedded derivatives – FIAs	(2.74)%	(1.01)%	0.90%	(5.51)%	(3.25)%
0.04%	0.07%	Negative VOBA amortization	0.03%	0.04%	0.07%	0.07%	0.06%
—%	(0.04)%	Unit linked change in reserve	—%	—%	—%	(0.08)%	—%
0.01%	—%	Other changes in interest sensitive contract liabilities	0.02%	0.01%	(0.01)%	—%	—%
(0.20)%	(2.54)%	Total adjustments to arrive at cost of crediting on deferred annuities	(1.74)%	(0.08)%	1.74%	(4.75)%	(2.47)%
1.93%	1.89%	Retirement Services cost of crediting on deferred annuities	1.98%	1.92%	1.87%	1.87%	1.88%

$68,421	$56,102	Average account value on deferred annuities	$79,673	$66,241	$58,993	$58,033	$57,050

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to GAAP benefits and expenses to arrive at other liability costs

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$4,033	$3,818	GAAP benefits and expenses	$1,882	$1,467	$684	$3,374	$1,179
(1,535)	(503)	Premiums	(531)	(726)	(278)	(1,962)	(72)
(321)	(252)	Product charges	(119)	(106)	(96)	(88)	(86)
(22)	(24)	Other revenues	(10)	(6)	(6)	(13)	(8)
(342)	(321)	Cost of crediting	(135)	(109)	(98)	(102)	(105)
(919)	(1,501)	Change in fair value of embedded derivatives - FIA, net of offsets	(764)	(230)	75	(867)	(496)
72	(51)	DAC, DSI and VOBA amortization related to investment gains and losses	26	26	20	(14)	(16)
8	(9)	Rider reserves	1	6	1	(7)	(4)
(291)	(305)	Policy and other operating expenses, excluding policy acquisition expenses	(98)	(97)	(97)	(130)	(101)
(1)	—	VIE operating expenses	—	(1)	—	—	—
98	(49)	AmerUs closed block fair value liability	8	36	54	(19)	(4)
8	(78)	Other	1	8	—	(36)	(14)
(3,245)	(3,093)	Total adjustments to arrive at other liability costs	(1,621)	(1,199)	(425)	(3,238)	(906)
$788	$725	Other liability costs	$261	$268	$259	$136	$273

$788	$632	Retirement Services	$261	$268	$259	$172	$228
—	93	Corporate and Other	—	—	—	(36)	45
$788	$725	Consolidated other liability costs	$261	$268	$259	$136	$273

Summary of adjustments to policy and other operating expenses to arrive at operating expenses

Year-to-date			2018			2017
2018	2017		Q3	Q2	Q1	Q4	Q3
$453	$479	Policy and other operating expenses	$158	$153	$142	$193	$158
(44)	(10)	Interest expense	(15)	(16)	(13)	(6)	(2)
(162)	(174)	Policy acquisition expenses, net of deferrals	(60)	(57)	(45)	(63)	(58)
(18)	(34)	Integration, restructuring and other non-operating expenses	(2)	(8)	(8)	(34)	(14)
(8)	(30)	Stock compensation expenses	(3)	(2)	(3)	(3)	(7)
(232)	(248)	Total adjustments to arrive at operating expenses	(80)	(83)	(69)	(106)	(81)
$221	$231	Operating expenses	$78	$70	$73	$87	$77

$177	$157	Retirement Services	$63	$56	$58	$55	$51
44	74	Corporate and Other	15	14	15	32	26
$221	$231	Consolidated operating expenses	$78	$70	$73	$87	$77

Athene Holding Ltd.
Financial Supplement—September 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages and per share data)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	September 30, 2018	December 31, 2017
Total investments, including related parties	$101,384	$84,367
Derivative assets	(2,515)	(2,551)
Cash and cash equivalents (including restricted cash)	3,941	4,993
Accrued investment income	686	652
Payables for collateral on derivatives	(2,315)	(2,323)
Reinsurance funds withheld and modified coinsurance	(123)	(579)
VIE and VOE assets, liabilities and noncontrolling interest	835	862
AFS unrealized (gain) loss	(186)	(2,794)
Ceded policy loans	(299)	(296)
Net investment receivables (payables)	(788)	(33)
Total adjustments to arrive at invested assets	(764)	(2,069)
Total invested assets	$100,620	$82,298

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	September 30, 2018	December 31, 2017
Investment funds, including related parties and VIEs	$3,390	$2,580
CLO equities included in trading securities	139	182
Financial Credit Investment special-purpose vehicle included in trading securities related party	—	287
Investment funds within funds withheld at interest	505	416
Royalties, other assets included in other investments and other assets	72	76
Net assets of the VIE, excluding investment funds	188	288
Unrealized (gain) loss and other adjustments	(271)	—
Total adjustments to arrive at alternative investments	633	1,249
Alternative investments	$4,023	$3,829

Summary of adjustments to total liabilities to arrive at reserve liabilities

	September 30, 2018	December 31, 2017
Total liabilities	$109,135	$90,539
Long-term debt	(991)	—
Derivative liabilities	(124)	(134)
Payables for collateral on derivatives	(2,315)	(2,323)
Funds withheld liability	(389)	(407)
Other liabilities	(1,380)	(1,222)
Liabilities of consolidated VIEs	(2)	(2)
Reinsurance ceded receivables	(5,201)	(4,972)
Policy loans ceded	(299)	(296)
Other	(12)	—
Total adjustments to arrive at reserve liabilities	(10,713)	(9,356)
Total reserve liabilities	$98,422	$81,183